    As filed with the Securities and Exchange Commission on March 26, 2002.
                                                Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                    THQ INC.
             (Exact name of Registrant as specified in its Charter)

                Delaware                                13-3541686
      (State or other Jurisdiction                   (I.R.S.  Employer
    of Incorporation or Organization)              Identification Number)

                          27001 Agoura Road, Suite 325
                        Calabasas Hills, California 91301
                                 (818) 871-5000
               (Address, including zip code, and telephone number,
                 including area code, of Registrant's principal
                               executive offices)

                                BRIAN J. FARRELL
                      President and Chief Executive Officer
                                    THQ Inc.
                          27001 Agoura Road, Suite 325
                        Calabasas Hills, California 91301
                                 (818) 871-5000
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 with a copy to:
                           CATHERINE E. ALBRIGHT, ESQ.
                         Sidley Austin Brown & Wood LLP
                        555 West Fifth Street, 40th Floor
                          Los Angeles, California 90013
                                 (213) 896-6019

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-81170

If this Form is a post-effective amendment filed pursuant to Section 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

If delivery of this prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

============================== ======================== ======================= ========================= =======================
                                                          PROPOSED MAXIMUM         PROPOSED MAXIMUM
       TITLE OF SHARES                                     AGGREGATE PRICE        AGGREGATE OFFERING            AMOUNT OF
       TO BE REGISTERED        AMOUNT TO BE REGISTERED       PER UNIT(1)               PRICE(1)             REGISTRATION FEE(1)
============================== ======================== ======================= ========================= =======================
Common Stock, par value $.01
per share(2).............              38,500                  $46.20                 $1,778,700                  $163.64
============================== ======================== ======================= ========================= =======================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 and was based on the average of the high and low prices of the Common Stock on the NASDAQ National Market on March 20, 2002 as reported by the National Association of Securities Dealers Automated Quotation System.

(2) Each share of common stock includes rights to purchase Series A Junior Participating Preferred Stock pursuant to a rights agreement between the Company and Computershare Investor Services, LLC, as Rights Agent.

        THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

================================================================================

                                EXPLANATORY NOTE

        This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both as promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Registration No. 333-81170) filed by THQ Inc. with the Securities and Exchange Commission on January 22, 2002, as amended, which was declared effective on March 19, 2002, including the exhibits thereto, are incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas Hills, State of California on March 26, 2002.

                                       THQ Inc.


                                       By: /s/ Brian J. Farrell
                                           ------------------------------------
                                           Brian J. Farrell
                                           Chairman of the Board of Directors,
                                           President and Chief
                                           Executive Officer (Principal
                                           Executive Officer)



        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                 Title                                        Date
---------                                 -----                                        ----
 /s/ Brian J. Farrell                     Chairman of the Board of Directors,          March 26, 2002
------------------------------------      President and Chief Executive Officer
Brian J.  Farrell                         (Principal Executive Officer)


                  *                       Director                                     March 26, 2002
------------------------------------
Lawrence Burstein


                  *                       Vice Chairman of the Board of Directors      March 26, 2002
------------------------------------      and Chief Operating Officer
Jeffrey C.  Lapin

                  *                       Director                                     March 26, 2002
------------------------------------
James L.  Whims

                  *                       Director                                     March 26, 2002
------------------------------------
L.  Greg Ballard

                  *                       Senior Vice President - Finance and          March 26, 2002
------------------------------------      Administration, Chief Financial Officer
Fred A.  Gysi                             and Secretary (Principal Financial
                                          Officer and Principal Accounting
                                          Officer)


* By:   /s/ Brian J. Farrell
        -------------------------
        Brian J. Farrell
        Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         EXHIBIT DESCRIPTION
-------        -------------------
5              Opinion of Sidley Austin Brown & Wood LLP.

23.2           Consent of Sidley Austin Brown & Wood LLP (included in Exhibit
               5).

24             Power of Attorney (Incorporated by reference to the Signature
               Page to the Company's Registration Statement on Form S-3 (Reg.
               No. 333-81170)).




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